GOODWILL AND INTANGIBLE ASSETS, NET - Summary of Estimated Future Amortization Expenses of Finite-Lived Intangible Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Goodwill And Intangible Assets [Line Items]
2025	$ 32,739
2026	30,408
2027	28,374
2028	28,267
2029	28,267
Over 2029	136,426
Finite lived intangible assets, net	$ 284,481	$ 300,449